                                                                   EXHIBIT 10.38

                       AMERICA'S FAVORITE CHICKEN COMPANY

                        STOCK BONUS AGREEMENT - GENERAL


     THIS STOCK BONUS AGREEMENT (this "Agreement") is made and entered into as of _____________________, 1996 by and between America's Favorite Chicken Company (the "Company") and _________________________ ("Employee").

                                R E C I T A L S:
                                - - - - - - - -

     A. The Company desires to grant to Employee shares of Common Stock, $0.01 par value per share, of the Company (the "Common Stock"), subject to the terms and conditions set forth in this Agreement and the Company's 1996 Employee Stock Bonus Plan. The date on which such grant shall occur shall be ____________________, 1996 (the "Closing Date").

     B. In order to induce the Company to grant such shares of Common Stock, Employee agrees to hold such shares and any other shares of Common Stock that Employee now holds or hereinafter acquires subject to the restrictions and interests created by this Agreement.


                                 A G R E E M E N T:
                                 - - - - - - - - -


     NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants and conditions contained herein, the parties agree as follows:

     1.   Grant of Stock.  The Company hereby agrees to grant to Employee,
          --------------
subject to the conditions and restrictions contained in this Agreement, _____________ shares (individually, a "Share," and collectively, the "Shares") of the Common Stock. In connection with the purchase of Shares hereunder, Employee acknowledges that he or she has reviewed the memorandum regarding
Section 83(b) of the Internal Revenue Code of 1986, as amended, attached hereto as Exhibit A.

     2.   Restriction on Transfer of the Shares.  Except as otherwise provided
          -------------------------------------
in Section 5, Employee may not sell, transfer, assign, pledge, hypothecate or otherwise dispose of (collectively, "Transfer") any of the Shares, or any right, title or interest therein prior to the fifth anniversary of the Closing Date and, thereafter, any Transfer must be in compliance with Sections 4 and 6 hereof; provided that the restrictions contained in this Section 2 shall terminate upon the Company's initial underwritten public offering of shares of Common Stock registered under the Securities Act of 1933, as amended, on Form S-1, that results in gross proceeds to the Company in excess of $25 million from the sale of Common Stock (an "Initial Public Offering"). Any purported Transfer or Transfers (including involuntary Transfers initiated by operation of legal process) of any of the Shares or any right, title or interest therein, except in strict compliance with the terms and conditions of this Agreement, shall be null and void.

     3.   Repurchase Option Upon Termination.
          ----------------------------------

          (a)  The Company's Repurchase Option.  In the event that Employee's
               -------------------------------
employment or other relationship with the Company and all of its directly or indirectly owned subsidiaries (individually, a "Subsidiary," and collectively, the "Subsidiaries") terminates for any reason on or prior to the fifth anniversary of the Closing Date (including, without limitation, by reason of Employee's death, disability, retirement, voluntary resignation or dismissal by the Company or any of its Subsidiaries, with or without cause), the Company shall have the option (the "Repurchase Option") to purchase from Employee all or any portion of the Shares for a period of six months after the effective date of such termination (the effective date of termination is hereinafter referred to as the "Termination Date").

          (b)  Repurchase Price.  The purchase price for each share to be
               ----------------
purchased pursuant to the Repurchase Option (the "Repurchase Price") shall be determined in accordance with the following formulas (in all cases subject to adjustment as set forth in Section 3(d) hereof). The Repurchase Price shall equal: (i) 50% of the Fair Market Value per Share (as defined below) if the Termination Date is prior to the first anniversary date of the Closing Date;
(ii) 60% of the Fair Market Value per Share (as defined below) if the Termination Date is on or after the first anniversary of the Closing Date but prior to the second anniversary date thereof; (iii) 70% of the Fair Market Value per Share (as defined below) if the Termination Date is on or after the second anniversary of the Closing Date but prior to the third anniversary date thereof;
(iv) 80% of the Fair Market Value per Share (as defined below) if the Termination Date is on or after the third anniversary of the Closing Date but prior to the fourth anniversary date thereof; and (v) 90% of the Fair Market Value per Share (as defined below) if the Termination Date is on or after the fourth anniversary of the Closing Date until the fifth anniversary date thereof. For purposes hereof, the Repurchase Price for shares of capital stock or other securities of the Company or any successor or assign of the Company which are issued in respect of, in exchange for or in substitution of the Shares by reason of any stock dividend, stock split, reverse split, recapitalization, reclassification, combination, merger, consolidation or otherwise shall be determined in the same manner and proportion as the underlying Shares on which such shares of capital stock or other securities were issued. Notwithstanding the above formulas, if Employee's employment or other relationship with the Company, and its Subsidiaries, if applicable, is terminated as a result of Employee's death or disability, the Repurchase Price shall be the Fair Market Value per Share (as defined below).

          (c)  Definition of Fair Market Value. As used herein, the "Fair Market
               -------------------------------
Value" of a Share shall be determined by the Board of Directors on the basis of the best available evidence, which determination shall be final and binding.

                                       2.

          (d)  Adjustments of Purchase Price Under Repurchase Option.  The
               -----------------------------------------------------
Repurchase Price for any Shares to be purchased pursuant to the Repurchase Option shall be increased or decreased appropriately to reflect any distribution of shares of capital stock or other securities of the Company or any successor or assign of the Company which is made in respect of, in exchange for or in substitution of the Shares by reason of any stock dividend, stock split, reverse split, recapitalization, reclassification, combination, merger, consolidation or otherwise.

          (e)  Exercise of Repurchase Option.  The Repurchase Option shall be
               -----------------------------
exercised by the Company by delivery to Employee, within the six-month period specified in Section 3(a) hereof, of a written notice of its election to so exercise. Such notice shall therein specify (i) the number of Shares which the Company elects to repurchase; (ii) the calculation of the Repurchase Price for such Shares; and (iii) a day, which shall not be more than 30 days after the date such notice is delivered, on or before which Employee shall surrender (if Employee has not already done so) the certificate or certificates representing the Shares to be purchased pursuant to the Repurchase Option (with a stock assignment or stock assignments duly endorsed in blank for Transfer) at the principal office of the Company in exchange for a check, payable to Employee or such person as Employee shall request, in the amount equal to the Repurchase Price, calculated as provided in this Section 3, multiplied by the number of the Shares to be purchased. If Employee fails to so surrender such certificate or certificates on or before such date, from and after such date the Shares which the Company elected to repurchase shall be deemed to be no longer outstanding, and Employee shall cease to be a stockholder with respect to such Shares and shall have no rights with respect thereto except only the right to receive payment of the Repurchase Price, without interest, upon surrender of the certificate or certificates therefor (with a stock assignment or stock assignments duly endorsed in blank for Transfer). Notwithstanding the foregoing in this Section 3(e), in the event any principal, interest, fees, expenses or other amounts are owed to the Company by Employee (the "Outstanding Amount"), the Repurchase Price for the number of the Shares to be repurchased hereunder shall be reduced (to an amount not less than zero) by such Outstanding Amount, which reduction shall be specified in reasonable detail in the Company's written notice of election to exercise the Repurchase Option. If the Outstanding Amount exceeds the Repurchase Price for the number of the Shares to be repurchased, Employee shall remain obligated and liable to the Company for the unpaid balance thereof.

          (f)  Termination of Repurchase Option.  The Repurchase Option shall
               --------------------------------
terminate upon an Initial Public Offering or upon the acquisition by any person or group (as defined in Section 13d of the Securities Act of 1934) of beneficial ownership of more than fifty percent (50%) of the Company's then outstanding shares of Common Stock.

     4.   Right of First Refusal.
          ----------------------

          (a)  Sales; Notice.  At any time on or after the fifth anniversary of
               -------------
the Closing Date, Employee may Transfer for cash (and only for such form of consideration) any or all of the Shares to any third party subject to the provisions of this Section 4 and Sections 7(c) and 9(a)

                                       3.

hereof. Prior to any such intended Transfer, Employee shall first give written notice (the "Notice") to the Company specifying (i) Employee's bona fide intention to sell such Shares; (ii) the name(s) and address(es) of the proposed transferee(s); (iii) the number of Shares Employee proposes to Transfer (individually, an "Offered Share," and collectively, the "Offered Shares"); (iv) the price for which Employee proposes to Transfer each Offered Share (the "Proposed Purchase Price"); and (v) all other material terms and conditions of the proposed Transfer.

          (b)  Election by the Company.  Within 15 days after receipt of the
               -----------------------
Notice, the Company may elect to purchase all, but not less than all, of the Offered Shares at the price and on the terms and conditions set forth in the Notice by delivery of written notice of such election to Employee, specifying a day, which shall not be more than 15 days after such notice is delivered, on or before which Employee shall surrender (if Employee has not already done so) the certificate or certificates representing the Offered Shares (with a stock assignment or stock assignments duly endorsed in blank for Transfer) at the principal office of the Company. Within 15 days after delivery of such notice to Employee, the Company shall deliver to Employee a check, payable to Employee or to such person as Employee shall request, in the amount equal to the product of the Proposed Purchase Price multiplied by the number of Offered Shares (the "First Refusal Price") in exchange for the Offered Shares. If Employee fails to so surrender such certificate or certificates on or before such date, from and after such date the Offered Shares shall be deemed to be no longer outstanding, and Employee shall cease to be a stockholder with respect to such Shares and shall have no rights with respect thereto except only the right to receive payment of the First Refusal Price, without interest, upon surrender of the certificate or certificates therefor (duly endorsed in blank for Transfer). If the Company does not elect to purchase the Offered Shares, Employee shall be entitled to Transfer the Offered Shares to the transferee(s) named in the Notice at the Proposed Purchase Price or at a higher price and on the terms and conditions set forth in the Notice; provided, however, that such Transfer must be consummated within 90 days after the date of the Notice and any proposed Transfer after such 90-day period may be made only by again complying with the procedures set forth in this Section 4.

          (c)  Termination of Right of First Refusal. All rights provided to the
               -------------------------------------
Company under this Section 4 shall terminate upon the consummation of an Initial Public Offering, or upon the acquisition by any person or group (as defined in Section 13d of the Securities Act of 1934) of beneficial ownership of more than fifty percent of the Company's then outstanding Common Stock. Upon a Transfer of the Shares pursuant to Section 4(b) hereof, the rights provided the Company under this Section 4 shall terminate with respect to the Shares (and only those Shares) so Transferred.

     5.   Permitted Transfers.  Employee may, at any time, Transfer any or all
          -------------------
of the Shares (a) intervivos to Employee's spouse or issue, a trust for Employee's or their benefit or pursuant to any will or testamentary trust or (b) upon Employee's death, to any person in accordance with the laws of descent and/or testamentary distribution (such persons are

                                       4.

collectively referred to herein as "Permitted Transferees"). Notwithstanding the foregoing in this Section 5, Shares shall not be Transferred pursuant to this Section 5 until the Permitted Transferee executes a valid undertaking, in form and substance reasonably satisfactory to the Company, to the effect that the Permitted Transferee and the Shares so Transferred shall thereafter remain subject to all of the provisions of this Agreement (including the Repurchase Option) as though the Permitted Transferee were a party to this Agreement, bound in every respect in the same way as Employee. Transfers made in accordance with this Section 5 shall not be subject to the provisions of Section 4 of this Agreement, provided that any Shares transferred pursuant to this Section 5 shall remain subject to the provisions of Section 4 of this Agreement.

     6.   Other Agreements.
          ----------------

          (a) If FS Equity Partners III, L.P., a Delaware limited partnership, and FS Equity Partners International, L.P., a Delaware limited partnership (collectively, "Equity Partners ") find a third party buyer (other than an affiliate of Equity Partners) for all of the shares of Common Stock held by Equity Partners, then upon the request of the Company or Equity Partners, Employee shall sell all of his or her shares of Common Stock, including the Shares, and all of his or her options to acquire shares of Common Stock, if any, on the same terms and conditions as apply to the sale by Equity Partners of its shares of Common Stock (in the case of options to acquire shares of Common Stock, deducting the exercise price of such options from the consideration to be received for shares of Common Stock; if the exercise price of such options is greater than the consideration to be received, then such options shall be cancelled without any payment to the optionee). The obligations of Employee
under this Section 6(a) shall terminate upon an Initial Public Offering.   The
obligations of Employee under this Section 6(a) also shall terminate in the event that Equity Partners hold in the aggregate a number of shares of Common Stock which represents less than 33-1/3% of the total number of shares of Common Stock outstanding at any time.

          (b) If Equity Partners find a third-party buyer (other than an affiliate of Equity Partners), for all or part of the shares of Common Stock held by Equity Partners (whether such sale is by way of purchase, exchange, merger or other form of transaction), the Employee shall have the right to sell, on the terms set forth in a written notice (the "Offering Notice") delivered by Equity Partners to the Employee describing the terms of the proposed sale (including the minimum sale price for the shares of Common Stock that Equity Partners plan to sell), that amount of his or her Shares which constitute the same percentage of his or her Shares as the percentage of Common Stock sold by Equity Partners, in the aggregate. Each such right shall be exercisable by delivering written notice to Equity Partners within 15 days after receipt of the Offering Notice. Failure to exercise such right within such 15-day period shall be regarded as a waiver of such rights. The obligations of Equity Partners under this Section 6(b) shall terminate upon an Initial Public Offering.

                                       5.

          (c) Employee agrees to consent to any sale, transfer, reorganization, exchange, merger, combination or other form of transaction described in Section 6(a) and to execute such agreements, powers of attorney, voting proxies or other documents and instruments as may be necessary or desirable to consummate such sale, transfer, reorganization, exchange, merger, combination or other form of transaction. Employee further agrees to timely take such other actions as the Company or Equity Partners may reasonably request in connection with the approval of the consummation of such sale, transfer, reorganization, exchange, merger, combination or other form of transaction, including voting as a stockholder to approve any such sale, transfer, reorganization, exchange, merger, combination or other form of transaction.

          (d) The obligations of Employee pursuant to Section 6(a) shall be binding on any transferee of any of shares of Common Stock or options to acquire shares of Common Stock and any transfer of such shares or options shall be void unless a written commitment to be bound by such provisions from such transferee is delivered to the Company and Equity Partners prior to any transfer. The obligations of Employee pursuant to Section 6(a) shall apply to any securities received in substitution or exchange for any shares of Common Stock or options to acquire shares of Common Stock.

     7.   Investment Representations.  Employee represents and warrants to the
          --------------------------
Company as follows:

          (a)  Employee's Own Account.  Employee is acquiring the Shares for
               ----------------------
Employee's own account and not with a view to or for sale in connection with any distribution of the Shares.

          (b)  Access to Information. Employee (i) is familiar with the business
               ---------------------
of the Company and its Subsidiaries; (ii) has had an opportunity to discuss with representatives of the Company and its Subsidiaries the condition of and prospects for the continued operation and financing of the Company and its Subsidiaries and such other matters as Employee has deemed appropriate in considering whether to invest in the Shares; and (iii) has been provided access to all available information about the Company and its Subsidiaries requested by Employee.

          (c)  Shares Not Registered.  Employee understands that the Shares have
               ---------------------
not been registered under the Act or registered or qualified under the securities laws of any state and that Employee may not Transfer the Shares unless they are subsequently registered under the Act and registered or qualified under applicable state securities laws, or unless an exemption is available which permits Transfers without such registration and qualification.

     8.   Partial Termination.  This Agreement shall terminate with respect to
          -------------------
those Shares which are (a) acquired by the Company pursuant to Section 3(a), upon such acquisition; or (b) acquired by the Company or a third party pursuant to Section 4 hereof, upon such acquisition; provided, however, that with respect to those Shares that are acquired by a third party, the obligations of Section 6 of this Agreement shall survive such termination.

                                       6.

     9.   Miscellaneous.
          -------------

          (a)  Legends on Certificates.  Any and all certificates now or
               -----------------------
hereafter issued evidencing shares of Common Stock shall have endorsed upon them a legend substantially as follows:

         "THE SECURITIES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS UPON TRANSFER AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF, EXCEPT IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THAT CERTAIN STOCK BONUS AGREEMENT DATED AS OF _____________, 1996 BY AND BETWEEN AMERICA'S FAVORITE CHICKEN COMPANY AND THE ORIGINAL EMPLOYEE HEREOF, A COPY OF WHICH AGREEMENT IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF AMERICA'S FAVORITE CHICKEN COMPANY SUCH SECURITIES ALSO ARE SUBJECT TO THE VOTING AGREEMENT CONTAINED IN SUCH STOCK BONUS AGREEMENT."

Such certificates shall also bear such legends and shall be subject to such restrictions on transfer as may be necessary to comply with all applicable federal and state securities laws and regulations.

          (b)  Further Assurances.  Each party hereto agrees to perform any
               ------------------
further acts and execute and deliver any documents which may be reasonably necessary to carry out the intent of this Agreement.

          (c)  Notices.  Except as otherwise provided herein, all notices,
               -------
requests, demands and other communications under this Agreement shall be in writing, and if given by telegram, telecopy or telex, shall be deemed to have been validly served, given or delivered when sent, if given by personal delivery, shall be deemed to have been validly served, given or delivered upon actual delivery and, if mailed, shall be deemed to have been validly served, given or delivered three business days after deposit in the United States mails, as registered or certified

                                       7.

mail, with proper postage prepaid and addressed to the party or parties to be notified, at the following addresses (or such other address(es) a party may designate for itself by like notice):

          If to the Company:

               America's Favorite Chicken Company
               6 Concourse Parkway
               Suite 1700
               Atlanta, Georgia 30328

          If to Employee:

               ______________________________
               ______________________________
               ______________________________


          (d)  Amendments; No Waiver.  This Agreement may be amended only by a
               ---------------------
written agreement executed by both of the parties hereto. Section 6 may only be amended with the approval of Equity Partners, it being understood that Equity Partners are intended to be third party beneficiaries hereunder. In no event shall any action or inaction by the Company be deemed to constitute a waiver of any rights of Equity Partners hereunder.

          (e)  Governing Law.  This Agreement shall be governed by and construed
               -------------
in accordance with the laws of the State of Minnesota.

          (f)  Disputes.  In the event of any dispute among the parties arising
               --------
out of this Agreement, the prevailing party shall be entitled to recover from the nonprevailing party the reasonable expenses of the prevailing party including, without limitation, reasonable attorneys' fees and expenses.

          (g)  Entire Agreement.  This Agreement and the instruments and
               ----------------
agreements referenced herein constitute the entire agreement and understanding among the parties pertaining to the subject matter hereof and supersede any and all prior agreements, whether written or oral, relating hereto.

          (h)  Recapitalizations or Exchanges Affecting the Company's Capital
               --------------------------------------------------------------
Stock.  The provisions of this Agreement shall apply to any and all shares of
-----
capital stock or other securities of the Company or any successor or assign of the Company which may be issued in respect of, in exchange for or in substitution of, the Shares by reason of any stock dividend, stock split, reverse split, recapitalization, reclassification, combination, merger, consolidation or otherwise, and such shares or other securities shall be encompassed within the term "Shares" for purposes of this Agreement.

                                       8.

          (i)  No Rights.  Nothing in this Agreement shall affect in any manner
               ---------
whatsoever the rights of the Company or any of its Subsidiaries to terminate Employee's employment or other relationship for any reason, with or without cause, subject to the terms and conditions of any agreement to which Employee may be a party.

          (j)  Disclosure.  The Company shall have no duty or obligation to
               ----------
affirmatively disclose to Employee, and Employee shall have no right to be advised of, any material information regarding the Company or any of its Subsidiaries at any time prior to, upon or in connection with the Company's repurchase of the Shares under this Agreement at or after the cessation or termination of Employee's employment or other relationship with the Company and/or any of its Subsidiaries.

          (k)  Successors and Assigns.  The Company may assign with absolute
               ----------------------
discretion any or all of its rights and/or obligations and/or delegate any of its duties under this Agreement to any of its affiliates, successors and/or assigns and this Agreement shall inure to the benefit of, and be binding upon, such respective affiliates, successors and/or assigns of the Company in the same manner and to the same extent as if such affiliates, successors and/or assigns were original parties hereto. Without limiting the foregoing, the Company may assign the Repurchase Option and/or the right of first refusal provided for in Sections 3 and 4 of this Agreement, respectively, to any nominee, affiliate, successor and/or assign. Unless specifically provided herein to the contrary, Employee may not assign any or all of its rights and/or obligations and/or delegate any or all of its duties under this Agreement without the prior written consent of the Company. Upon an assignment of any or all of Employee's rights and/or obligations and/or a delegation of any or all of its duties under this Agreement in accordance with the terms of this Agreement, this Agreement shall inure to the benefit of, and be binding upon, Employee's respective affiliates, successors and/or assigns in the same manner and to the same extent as if such affiliates, successors and/or assigns were original parties hereto.

          (l)  Headings.  Introductory headings at the beginning of each section
               --------
and subsection of this Agreement are solely for the convenience of the parties and shall not be deemed to be a limitation upon or description of the contents of any such section and subsection of this Agreement.

          (m)  Counterparts. This Agreement may be executed in two counterparts,
               ------------
each of which shall be deemed an original and both of which, when taken together, shall constitute one and the same Agreement.

          (n)  RIGHT IN OTHER CAPACITIES; EMPLOYEE'S REVIEW OF AGREEMENT.
               ---------------------------------------------------------

               (i) ALTHOUGH AFTER COMPLETION OF HIS/HER PURCHASE OF THE SHARES, EMPLOYEE WILL BE OR CONTINUE TO BE AN EMPLOYEE, OFFICER AND/OR DIRECTOR OF THE COMPANY (OR OF A DIRECT OR INDIRECT

                                       9.

SUBSIDIARY OR OTHER AFFILIATE OF THE COMPANY), EMPLOYEE REPRESENTS THAT EMPLOYEE IS ACQUIRING THE SHARES FOR THEIR POTENTIAL AS AN EQUITY INVESTMENT AND WITHOUT ANY EXPECTATION UNDER SECTION 302A.751 OF THE MINNESOTA BUSINESS CORPORATION ACT OR OTHERWISE THAT THE OWNERSHIP OF THE SHARES WILL ENTITLE EMPLOYEE TO ANY RIGHTS AS AN EMPLOYEE, OFFICER OR DIRECTOR OF THE COMPANY (OR ANY DIRECT OR INDIRECT SUBSIDIARY OR OTHER AFFILIATE OF THE COMPANY) THAT WOULD NOT EXIST IF EMPLOYEE WERE NOT A SHAREHOLDER. EMPLOYEE FURTHER AGREES THAT NO CHANGE IN HIS OR HER EXPECTATIONS CONCERNING EMPLOYMENT OR CONCERNING HIS OR HER PARTICIPATION AS AN OFFICER OR DIRECTOR, IF APPLICABLE, WILL HAVE A REASONABLE BASIS UNLESS SET FORTH IN A WRITTEN AGREEMENT EXPRESSLY GIVING EMPLOYEE ADDITIONAL RIGHTS AS TO SUCH MATTERS. THE COMPANY HEREBY ADVISES EMPLOYEE THAT THE COMPANY IS ISSUING THE SHARES IN RELIANCE ON THE FOREGOING REPRESENTATIONS OF EMPLOYEE AND IN THE EXPECTATION THAT EMPLOYEE WILL NOT HAVE ANY RIGHT TO EMPLOYMENT BY THE COMPANY (OR BY ANY DIRECT OR INDIRECT SUBSIDIARY OR OTHER AFFILIATE OF THE COMPANY) OR TO CONTINUE TO BE AN OFFICER OR DIRECTOR OF THE COMPANY (OR OF ANY SUCH SUBSIDIARY OR OTHER AFFILIATE) BY VIRTUE OF EMPLOYEE'S OWNERSHIP OF THE SHARES AND THAT THE COMPANY WOULD NOT ISSUE SHARES TO EMPLOYEE IF EMPLOYEE HAD ANY CONTRARY EXPECTATIONS.

               (ii) EMPLOYEE CONFIRMS THAT EMPLOYEE HAS CAREFULLY REVIEWED THIS AGREEMENT AND UNDERSTANDS IT. EMPLOYEE FURTHER CONFIRMS THAT EMPLOYEE HAS BEEN ADVISED TO CONSULT WITH LEGAL COUNSEL REPRESENTING EMPLOYEE CONCERNING THIS AGREEMENT AND ANY OTHER AGREEMENTS BETWEEN OR AMONG EMPLOYEE, THE COMPANY AND ANY

                                      10.

OF ITS PRESENT OR PROSPECTIVE SHAREHOLDERS, DIRECTORS, OFFICERS AND/OR
EMPLOYEES.


     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.


                    THE COMPANY:

                    AMERICA'S FAVORITE CHICKEN COMPANY



                    By:  ________________________________
                         Name:
                         Title:


                    EMPLOYEE:



                    _______________________________________

                                      11.

With respect to Section 6(b) only:


                    EQUITY PARTNERS:

                         FS EQUITY PARTNERS III, L.P.,
                         a Delaware limited partnership

                         By:  FS Capital Partners, L.P.
                         Its: General Partner

                              By:   FS Holdings, Inc.
                              Its:  General Partner



                                    By:  ________________________________
                                         Name:
                                         Title:


                         FS EQUITY PARTNERS INTERNATIONAL, L.P.,
                         a Delaware limited partnership

                         By:  FS&Co. International, L.P.
                         Its: General Partner

                              By:   FS International Holdings Limited
                              Its:  General Partner



                                    By:  ________________________________
                                         Name:
                                         Title:

                                      12.